FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      October 28, 2003 (October 28, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94085
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000


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Item 5. Other Events.

The Results of Operations and Financial  Condition  disclosed  hereinafter under
Item 12 are hereby incorporated by reference under this Item 5.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
      99.1 Text of Company Press Release dated October 28, 2003.

Item 12. Results of Operation and Financial Condition.

On October 28, 2003, Trimble Navigation Limited announced financial results for the quarter ended October 3, 2003. A copy of the press release dated October 28, 2003 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TRIMBLE NAVIGATION LIMITED
                                                     a California corporation


         Dated: October 28, 2003                     /s/ Irwin Kwatek
                                                     ----------------
                                                     Irwin Kwatek
                                                     Vice President


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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated October 28, 2003.


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